                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported)    July 15, 1997
                                                       ----------------------

                           SMITH BARNEY HOLDINGS INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



         Delaware                    1-12484                   06-1274088
----------------------------      ------------             ------------------
(State or other jurisdiction      (Commission                (IRS Employer
      of incorporation)           File Number)             Identification No.)




                    388 Greenwich Street, New York, NY 10013
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)



                                 (212) 816-6000
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)


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                           SMITH BARNEY HOLDINGS INC.
                           CURRENT REPORT ON FORM 8-K



ITEM 5. OTHER EVENTS


RESULTS OF OPERATIONS
(Preliminary and Unaudited)

This report summarizes the results of operations of Smith Barney Holdings Inc. (the "Company") for the three and six month periods ended June 30, 1997 and 1996 and provides certain additional financial information.


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
                           SMITH BARNEY HOLDINGS INC.
                             SELECTED FINANCIAL DATA
                           (PRELIMINARY AND UNAUDITED)
                                  (IN MILLIONS)

                                                  JUNE 30,
                                            ---------------------
                                              1997         1996
                                            --------     --------

Total assets                                $ 55,689     $ 43,950

Total debt obligations                      $  7,227     $  5,714

Total stockholder's equity                  $  2,991     $  2,528

Total assets under fee-based management     $177,405     $143,476


                                                       THREE                  SIX
                                                    MONTHS ENDED          MONTHS ENDED
                                                      JUNE 30,              JUNE 30,
                                                  -----------------     -----------------
                                                   1997       1996       1997       1996
                                                  ------     ------     ------     ------
Revenues:

     Commissions                                  $  576     $  577     $1,183     $1,182
     Principal transactions                          250        265        514        543
     Investment banking                              254        299        518        576
     Asset management and administration fees        386        331        762        648
     Other                                            26         29         52         57
                                                  ------     ------     ------     ------

       Total non-interest revenues                 1,492      1,501      3,029      3,006
                                                  ------     ------     ------     ------

     Interest and dividends                          599        463      1,160        908
     Interest expense                                482        363        926        713
                                                  ------     ------     ------     ------

       Net interest and dividends                    117        100        234        195
                                                  ------     ------     ------     ------

       Net revenues                                1,609      1,601      3,263      3,201
                                                  ------     ------     ------     ------

Expenses excluding interest:

     Employee compensation and benefits              897        898      1,812      1,811
     Communications                                   72         74        145        148
     Occupancy and equipment                          66         65        129        130
     Other expenses                                  186        190        390        372
                                                  ------     ------     ------     ------


       Total expenses, excluding interest          1,221      1,227      2,476      2,461
                                                  ------     ------     ------     ------

       Income before provision for
        income taxes                                 388        374        787        740

Provision for income taxes                           157        145        318        288
                                                  ------     ------     ------     ------

  Net income                                      $  231     $  229     $  469     $  452
                                                  ======     ======     ======     ======

Note: Certain prior year amounts have been reclassified to conform to the current year's presentation.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




DATE: JULY 15, 1997                     SMITH BARNEY HOLDINGS INC.



                                        By: /s/ MICHAEL J. DAY
                                            ----------------------------------
                                            Michael J. Day
                                            Vice President and Controller


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